Exhibit 10.10

SENIOR INTERIM LOAN ASSUMPTION AGREEMENT

SENIOR INTERIM LOAN ASSUMPTION AGREEMENT, dated as of July 24, 2007 (this “Agreement”), between CDRSVM Acquisition Co., Inc., a Delaware corporation (“Assignor”), and The ServiceMaster Company, a Delaware corporation (“Assignee”), and consented to by JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Senior Interim Loan Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Assignor and the Administrative Agent are parties to the Senior Interim Loan Credit Agreement, dated as of July 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Senior Interim Loan Agreement”), among Assignor, the Lenders, the Administrative Agent, Citigroup Global Markets Inc., as syndication agent, and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Goldman Sachs Credit Partners L.P. and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunning managers.

WHEREAS, pursuant to the Senior Interim Loan Agreement and in consideration of, among other things, the making available to Assignee of a senior interim loan under the Senior Interim Loan Agreement, Assignor wishes to assign, transfer and convey to Assignee all of Assignor’s rights, obligations, covenants, agreements, duties and liabilities, and Assignee wishes to assume from Assignor all of its rights, obligations, covenants, agreements, duties and liabilities, in each case as “Borrower” under or with respect to the Senior Interim Loan Agreement, any Senior Interim Loan Notes, any of the other Loan Documents (in each case as hereinafter defined) and any and all certificates and other documents executed by Assignor in connection therewith.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, terms defined in the Senior Interim Loan Agreement and used herein shall have the meanings given to them in the Senior Interim Loan Agreement.

2.             Assignment of Rights and Obligations.  Effective as of immediately after the Merger on the Closing Date, Assignor hereby irrevocably assigns, transfers and conveys to Assignee all of Assignor’s rights, obligations, covenants, agreements, duties and liabilities as “Borrower” under or with respect to the Senior Interim Loan Agreement, any Senior Interim Loan Notes, any of the other Loan Documents and any and all certificates and other documents executed by Assignor in connection therewith; provided, however, that Assignor understands and agrees that such assignment, transfer and conveyance shall not be effective with respect to, or in any way release Assignor from any of its obligations, covenants, agreements, duties and liabilities under or with respect to this Agreement.

3.             Assumption of Agreements and Obligations.  Effective as of immediately after the Merger on the Closing Date, Assignee hereby expressly assumes, confirms and agrees to perform and observe all of the indebtedness, obligations (including, without limitation, all obligations in respect of the Loans), covenants, agreements, terms, conditions, duties and liabilities of Assignor as “Borrower” under or with respect to the Credit Agreement, any Senior Interim Loan Notes and any of the other Loan Documents to which Assignor is a party in its capacity as “Borrower” as fully as if Assignee were originally the obligor in respect thereof and the signatory in the capacity of “Borrower” thereto; provided, however, that Assignor understands and agrees that such assumption shall not be effective with respect to, or in any way obligate Assignee to perform and observe any obligations, covenants, agreements, terms, conditions, duties or liabilities of Assignor under or with respect to this Agreement.  At all times after the effectiveness of such assumption, with respect to all extensions of credit made to or for the account of Assignor prior to the effectiveness of such assumption, Assignee shall have the obligations of, and Assignor shall no longer be or have the obligations of, the “Borrower” within the meaning of and for all purposes of the Senior Interim Loan Agreement.  In addition, at all times after the effectiveness of such assumption, all references to the “Borrower” in the Senior Interim Loan Agreement, any Senior Interim Loan Notes, any of the other Loan Documents and any and all certificates and other documents executed by Assignor in connection therewith shall be deemed to be references to Assignee.

4.             Amendment to Senior Interim Loan Agreement.  The Senior Interim Loan Agreement is hereby deemed to be amended to the extent, but only to the extent, necessary to effect the assignment and assumption provided for hereby.  Except as expressly amended, modified and supplemented hereby, the provisions of the Senior Interim Loan Agreement and the other Loan Documents are and shall remain in full force and effect.

5.             Affirmation of Loan Documents.  Each of InStar Services Group, Inc., InStar Services Group, L.P., InStar Services Holdings, LLC, InStar Services Management, LLC, Merry Maids Limited Partnership, MM Maids L.L.C., ServiceMaster Consumer Services, Inc., ServiceMaster Consumer Services Limited Partnership, ServiceMaster Holding Corporation, ServiceMaster Management Corporation, ServiceMaster Residential/Commercial Services Limited Partnership, SM Clean L.L.C., Terminix International, Inc., The Terminix International Company Limited Partnership, TruGreen Companies L.L.C., TruGreen, Inc., TruGreen LandCare, L.L.C. and TruGreen Limited Partnership hereby consents to the execution and delivery of this Agreement and confirms, reaffirms and restates its obligations under each of the Loan Documents to which it is a party pursuant to the terms hereof.

6.             GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.             Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Agreement signed by all the parties shall be lodged with Assignee and the Administrative Agent.

8.             Section Headings.  The section headings in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

9.             Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.           Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.           WAIVERS OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

[The Remainder of This Page is Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first set forth above.

CDRSVM ACQUISITION CO., INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President and Treasurer

THE SERVICEMASTER COMPANY

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Chief Financial Officer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Senior Vice President & Treasurer

Consented and Agreed
(for purposes of Section 5 only):

INSTAR SERVICES GROUP, INC.

By:	/s/ David J. Demos
	Name:	David J. Demos
	Title:	Chief Executive Officer, President
& Secretary

By:	/s/ Richard J. Augustine
	Name:	Richard J. Augustine
	Title:	Treasurer

INSTAR SERVICES GROUP, L.P.
By:	INSTAR SERVICES MANAGEMENT,
LLC, its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

INSTAR SERVICES HOLDINGS, LLC

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

INSTAR SERVICES MANAGEMENT, LLC

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Senior Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

MERRY MAIDS LIMITED PARTNERSHIP
By:	MM MAIDS L.L.C., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President & Treasurer

MM MAIDS L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President &
Treasurer

SERVICEMASTER CONSUMER SERVICES, INC.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President & Chief Operating
Officer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SERVICEMASTER CONSUMER SERVICES
LIMITED PARTNERSHIP

By:	SERVICEMASTER CONSUMER SERVICES,
INC., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President & Chief Operating
Officer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SERVICEMASTER HOLDING CORPORATION

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SERVICEMASTER MANAGEMENT
CORPORATION

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Senior Vice President and Treasurer

SERVICEMASTER RESIDENTIAL/COMMERCIAL
SERVICES LIMITED PARTNERSHIP

By:	SM CLEAN L.L.C., its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

SM CLEAN L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

TERMINIX INTERNATIONAL, INC.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Treasurer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

THE TERMINIX INTERNATIONAL
COMPANY LIMITED PARTNERSHIP
By:	TERMINIX INTERNATIONAL, INC.,
its general partner

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Treasurer

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

TRUGREEN COMPANIES L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Treasurer

TRUGREEN, INC.

By:	/s/ Jim L. Kaput
	Name:	Jim L. Kaput
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

TRUGREEN LANDCARE L.L.C.

By:	/s/ Ernest J. Mrozek
	Name:	Ernest J. Mrozek
	Title:	Executive Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Vice President & Assistant
Treasurer

TRUGREEN LIMITED PARTNERSHIP
By:	TRUGREEN, INC., its general partner

By:	/s/ Jim L. Kaput
	Name:	Jim L. Kaput
	Title:	Vice President

By:	/s/ Eric Zarnikow
	Name:	Eric Zarnikow
	Title:	Assistant Treasurer

Consented to:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director